                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549
                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 5, 1994
                                                   -------------


                          HOUGHTON MIFFLIN COMPANY
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)


        Massachusetts                  1-5406                04-1456030
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   (State or other jurisdiction      (Commission            (IRS Employer
         of incorporation)            File Number)        Identification No.)


222 Berkeley Street, Boston, Massachusetts                      02116
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  617-351-5000
                                                     ------------



                                     N/A
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       (Former name or former address, if changed since last report.)


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     Item 5.  Other Events.
              -------------


     On March 28, 1994, Houghton Mifflin Company executed a Terms Agreement (attached hereto as Exhibit 1.2) relating to the sale of $100,000,000 aggregate principal amount of 7 1/8% Notes due 2004. These Notes were issued on April 5, 1994 pursuant to a registration statement on Form S-3, filed under Rule 415 of the Securities and Exchange Commission, which was declared effective on October 8, 1992.




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           Item 7.

              (c). Exhibits.
                   --------

                   1.1 Underwriting Agreement incorporated by reference in the
                       Terms Agreement.

                   1.2 Terms Agreement dated March 28, 1994 by and among the
                       Company and CS First Boston Corporation and J.P. Morgan Securities Inc., as underwriters.

                   4.1 Indenture dated as of March 15, 1994 between the
                       Company and The First National Bank of Boston, as trustee.

                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 12th day of April, 1994.

                                    HOUGHTON MIFFLIN COMPANY


                                    By:    /s/ Stephen O. Jaeger
                                       -----------------------------------------
                                       Stephen O. Jaeger,
                                       Executive Vice President, Chief
                                       Financial Officer and Treasurer
                                       (Principal Accounting and Financial
                                       Officer)

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
                                Exhibit Index
                                -------------
Exhibit                                                                    Page
  No.              Exhibit Description                                      No.
- -------            -------------------                                     ----
1.1  Underwriting Agreement incorporated by reference in the Terms
       Agreement.

1.2 Terms Agreement dated March 28, 1994 by and among the Company and CS First Boston Corporation and J.P. Morgan Securities Inc., as underwriters.

4.1 Indenture dated as of March 15, 1994 between the Company and The First National Bank of Boston, as trustee.
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